Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of BRP Inc. (the “Company”) on Form 40-F for the fiscal year ended January 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José Boisjoli, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2024

/s/ José Boisjoli
Name: José Boisjoli
Title: President and Chief Executive Officer